Supplement, dated April 7, 2006, to the
                         Prospectus, dated May 2, 2005,
                                       of
       Seligman Investment Grade Fixed Income Portfolio (the "Portfolio"),
              a portfolio of Seligman Portfolios, Inc. (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Portfolio's Prospectus.

The following information supersedes and replaces the information contained under the caption "Seligman Investment Grade Fixed Income Portfolio - Portfolio Management" on page 27 of the Prospectus:

The Portfolio is managed by Seligman's Investment Grade Team. The Investment Grade Team is headed by Mr. Francis L. Mustaro. Mr. Mustaro, a Senior Vice President, Investment Officer of Seligman, is Portfolio Manager of the Portfolio. In addition to his responsibilities in respect of the Portfolio, Mr. Mustaro is Portfolio Manager of Seligman Cash Management Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman U.S. Government Securities Fund (a series of Seligman High Income Fund Series) and Seligman Cash Management Portfolio (a portfolio of the Fund). He is also Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Mr. Mustaro joined Seligman in April 2006. Prior to joining Seligman, Mr. Mustaro was a Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management ("CAM") since 1995, a Managing Director of CAM since 2004 and, prior thereto, a Director of CAM since 2000.

The Fund's Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Portfolio.

                     Supplement, dated April 7, 2006, to the
             Statement of Additional Information, dated May 2, 2005,
                   for Seligman Portfolios, Inc. (the "Fund"),
                                on behalf of its
                Seligman Investment Grade Fixed Income Portfolio


Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Statement of Additional Information, dated May 2, 2005 (the "SAI").

The sixth biography contained under the caption "Management of the Fund - INTERESTED DIRECTORS AND PRINCIPAL OFFICERS" on page 16 of the SAI relating to Mr. Mahony is hereby deleted in its entirety.

The following information supersedes and replaces the information contained under the caption "Portfolio Managers -- Other Accounts Managed By Portfolio Managers, and Compensation -- Seligman Investment Grade Fixed Income Portfolio" on page 39 of the SAI:

Table A

-------------------------------------------------------------------------------------------------------------
                               Registered Investment     Other Pooled Investment
     Portfolio Manager               Companies                  Vehicles                Other Accounts
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Francis L. Mustaro*          5 Registered Investment      1 Pooled Investment      35 Other Accounts with
                                  Companies with              Vehicle with           approximately $435.3
                               approximately $368.8        approximately $3.9       million in total assets
                              million in total assets    million in total assets             under
                                 under management.          under management.             management.
-------------------------------------------------------------------------------------------------------------

*As of March 31, 2006.

Compensation:

For 2006, as compensation for his responsibilities, Mr. Mustaro is entitled to receive a base salary and fixed bonus and may also be entitled to receive a discretionary bonus.

Such discretionary bonus is subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks; and Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team.

The structure of a portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.